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                       ----------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       ----------------------------------

Date of Report (Date of earliest event reported) August 15, 2000 (August 4,
2000)                                           ---------------------------
-----
                    SAN DIEGO SOCCER DEVELOPMENT CORPORATION
             (Exact name of registrant as specified in its charter)

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                                   California

                 (State or other jurisdiction of incorporation)

       000-27487                                           33-0770630
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

2123 Garnet Ave., Suite B, San Diego, California                           92019
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (858) 581-2120
                                                   ----------------

                                       N/A
                               ------------------
          (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant
-----------------------------------------

         The Registrant has engaged HJ & Associates, certified public accountants, 50 S. Main, Suite 1450, Salt Lake City, Utah 84114 ("HJ & Associates") as its independent accountants for all accounting purposes related to the Registrant's business operations and the Registrant's reporting requirements. HJ & Associates replaces Logan Throop & Co., Certified Public Accountants ("Logan Throop") as the Registrant's principal accountants as of August 4, 2000 for this purpose. The principal accountants' report on the financial statements of the Registrant contained no adverse opinion or a disclaimer of opinion, or was qualified nor modified as to audit scope, or accounting principles. The principal accountants' report included an explanatory paragraph describing an uncertainty regarding the Company's ability to continue as a going concern. The engagement of HJ & Associates was approved by the Board of Directors.

         During the Registrant's two most recent fiscal years and the interim period through August 4, 2000 there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There is nothing to report under Item 304 (a) (1) (v) (A) through (D).

         A copy of this Form 8-K/A was sent to Logan Throop and a letter from Logan Throop is attached hereto as Exhibit 16.1, stating whether or not they agree with the disclosures contained in this Form 8-K/A.




                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   August 14, 2000                SAN DIEGO SOCCER DEVELOPMENT CORPORATION



                                        /s/  Yan Skwara
                                        --------------------------------------
                                        By:  Yan Skwara
                                        Its: President, C.F.O., Director


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                                INDEX TO EXHIBITS

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Exhibit Number             Description
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
16.1                       Letter from Logan Throop & Co., LLP

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